EXHIBIT NO. 10.2

                            TWELFTH AMENDMENT TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT

     TWELFTH AMENDMENT dated as of January 9, 1998 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by, or the terms thereof waived by, the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996, the Third Amendment thereto dated as of September 11, 1996, the Fourth Amendment thereto dated as of January 13, 1997, the Fifth Amendment thereto dated as of March 7, 1997, the Waiver and Sixth Amendment thereto dated as of April 4, 1997, the Seventh Amendment thereto dated as of May 6, 1997, the Eighth Amendment thereto dated as of June 9, 1997, the Waiver thereto dated as of July 25, 1997, the Waiver and Ninth Amendment thereto dated as of July 31, 1997, the Waiver thereto dated as of August 7, 1997, the Waiver thereto dated as of August 14, 1997, the Waiver thereto dated as of August 21, 1997, the Waiver and Tenth Amendment thereto dated as of August 29, 1997, the Eleventh Amendment thereto dated as of August 29, 1997, the Waiver and Consent thereto dated as of October 26, 1997 and the Consent and Waiver thereto dated as of November 14, 1997, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the lending institutions from time to time party thereto as lenders each constituting a Bank (as defined therein) (the "Required Banks"), and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                              W I T N E S S E T H :

     The parties hereto hereby agree as follows:

     Section 1. Amendments. (a) Schedules XVII and XVIII to the Credit Agreement are hereby replaced with Schedules XVII and XVIII hereto, respectively.

     (b) Section 7.11(a) of the Credit Agreement is hereby amended by adding the following at the end of clause (ii) of the first sentence thereof:



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     ", and (iii) as promptly as practicable, but in any event within 30 days, following any (A) acquisition after January 9, 1998 by the Borrower or any Subsidiary of any Real Property (including, without limitation, the acquisition of any Leasehold) or (B) renewal after January 9, 1998 of any Leasehold in existence on such date for which there is no Mortgage or Additional Mortgage, grant, or cause such Subsidiary to grant, as the case may be, to the Collateral Agent security interests in and mortgages on all of its right, title and interest in and to such Real Property and all fixtures and improvements relating thereto, and take all actions with respect thereto required by this Section 7.11(a); provided that in the case of any such renewal of a lease that requires the consent of the landlord thereunder to an Additional Mortgage on the applicable Leasehold, the Borrower shall not be obligated to grant or cause to be granted an Additional Mortgage thereon if the Borrower, after using all best efforts to obtain such consent, has been unable to do so".

     (c) Section 7.11(e)(D) of the Credit Agreement is hereby amended by replacing the first four lines thereof with the following:

          "(D) As promptly as practicable, and in any event on or prior to February 25, 1998 (or such later date not beyond March 31, 1998 as the Agent may agree to in writing in its sole discretion), the Borrower shall obtain and deliver to the Agent:".

     (d) Section 7.11(e)(E) of the Credit Agreement is hereby amended by replacing the clause ", and in any event within sixty (60) days following the Amendment No. 10 Effective Date,", which commences in the first line of such Section, with the following:

     ", and in any event on or prior to February 25, 1998 (or such later date not beyond March 31, 1998 as the Agent may agree to in writing in its sole discretion),".

     (e) Section 7.11(e)(E) of the Credit Agreement is hereby further amended by inserting "or waived by the Agent in writing in its sole discretion" after the words "state law" which appear in the proviso to such Section.

     (f) The definition of "Asset Sale" in Section 10 of the Credit Agreement is hereby amended by inserting "(other than sales of the closed store in Tampa, FL (#798) and the warehouse facility in Waverly, NY (#92170 W02))" after the words "other sales" in clause (y) of the parenthetical appearing at the end of such definition.

     Section 2. Certain Other Agreements of the Banks. The undersigned Banks hereby:

          (a) agree that the obligations of the Borrower under Sections 7.11(e)(A) and (B) of the Credit Agreement to supplement Schedules XVII and XVIII to the Credit Agreement shall not apply to any Real Property that meets the following conditions: (i) the Borrower has certified to the Agent pursuant to documentation reasonably satisfactory to the Agent that neither the Borrower nor any of its Subsidiaries conducts or intends to conduct any operations thereat, and (ii) the Borrower and the Agent have agreed that such Real Property does not have any material economic value;

          (b) waive any Default or Event of Default arising under Section 8.1 of the Credit Agreement as a result of the consummation by the Borrower of (i) any of the property exchanges described on Exhibit A hereto; provided that, substantially contemporaneous with each such exchange (or by such other time as may be permitted by the Agent in writing), the Borrower delivers to the Agent an Additional Mortgage on the property received by the Company as part of such exchange together with such other documents of a type described in Section 7.11 of the Credit Agreement as the Agent may request in respect thereof; or (ii) any sale of the closed-store in Tampa, FL (#798) or the warehouse facility in Waverly, NY (92170 W02); and

          (c) consent to any subordination by the Agent of the Lien of any Mortgage or Additional Mortgage to any easement or similar Lien on the property subject to such Mortgage or Additional Mortgage that is permitted by the Credit Agreement. In delivering any such subordination, the Agent may rely on a certificate of an officer of the Borrower that such easement or similar Lien is permitted by the Credit Agreement.

     Section 3. Certain Borrower Acknowledgments. The Borrower hereby acknowledges that the now or hereafter inapplicability of any item of Section 7.11(e) of the Credit Agreement to any Real Property of the Borrower or any of its Subsidiaries as a result of this Amendment, any future waiver or other modification of the requirements of such Section or any other circumstance whatsoever shall not constitute a waiver by the Agent or any Bank of any of the Borrower's or any of its Subsidiaries obligation to deliver, or any right of the Agent or any Bank to request the delivery of,



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any such item in respect of any Real Property pursuant to Sections 7.11(a)
through (d) of the Credit Agreement or any other applicable provision of any Credit Document; provided that neither the Agent nor any Bank shall be entitled to request pursuant to Sections 7.11(a) through (d) of the Credit Agreement or any other applicable provision of any Credit Document an Additional Mortgage on any Real Property deleted by this Amendment from Schedule XVII or XVIII to the Credit Agreement absent a Default, an Event of Default or a determination by the Agent or such Bank in its sole discretion that the value or circumstances in respect of such Real Property has changed.

     Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and each Bank that:

          (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof; and

          (b) the representations and warranties of the Borrower and the other Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a different specific date.

     Section 5. Effectiveness. This Amendment shall become effective, as of January 9, 1998, when the Agent shall have (a) executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks"; and (b) received an executed certificate from an officer of the Borrower that is in form and substance satisfactory to the Agent in respect of the Real Property of the Borrower and its Subsidiary not listed on
Schedule XVII or XVIII of the Credit Agreement as modified hereby. The aforesaid executions and deliveries may be effected by delivery and receipt by facsimile transmission.

     Section 6. Status of Credit Documents. (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, (i) the terms, provisions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

     (b) No amendment of any terms or provisions of the Credit Agreement granted hereunder shall relieve the Borrower from complying with such terms and provisions other than as amended hereby or from complying with any other term or provision of the Credit Agreement.

     Section 7. Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     Section 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.


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     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Twelfth Amendment to the Amended and Restated Credit Agreement as of the date first above written.


                                    THE GRAND UNION COMPANY


                                    By: /s/ Francis E. Nicastro
                                       -----------------------------------------
                                       Name: Francis E. Nicastro
                                       Title: C.V.P., Treasurer


                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent


                                    By: /s/ Keith C. Braun
                                       -----------------------------------------
                                       Name: Keith C. Braun
                                       Title: Associate


                                    CARGILL FINANCIAL SERVICES CORP.


                                    By: /s/ Robert Beach
                                       -----------------------------------------
                                       Name: Robert Beach
                                       Title: V.P.


                                    FLEET CAPITAL CORPORATION


                                    By: /s/ Thomas E. Joyce
                                       -----------------------------------------
                                       Name: Thomas E. Joyce
                                       Title: V.P. & Portfolio Manager


                                    GOLDMAN SACHS CREDIT PARTNERS LP


                                    By: /s/ John Urban
                                       -----------------------------------------
                                       Name: John Urban
                                       Title: Authorized Signatory


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                                    HELLER FINANCIAL, INC.


                                    By: /s/ Tom Bukowski
                                       -----------------------------------------
                                       Name: Tom Bukowski
                                       Title: Sr. V.P.


                                    LEHMAN COMMERCIAL PAPER INC.


                                    By: /s/ Michele Swanson
                                       -----------------------------------------
                                       Name: Michele Swanson
                                       Title: Authorized Signatory


                                    NATIONSBANK, N.A.


                                    By: /s/ Chris Barton
                                       -----------------------------------------
                                       Name: Chris Barton
                                       Title: V.P.


                                    QUANTUM PARTNERS LDC


                                    By: /s/ Mark Sonnino
                                       -----------------------------------------
                                       Name: Mark Sonnino
                                       Title: Attorney in Fact


                                    SWISS BANK CORPORATION, LONDON BRANCH


                                    By: /s/ Christine Daley
                                       -----------------------------------------
                                       Name: Christine Daley
                                       Title: Executive Director



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     The foregoing Twelfth Amendment to the Amended and Restated Credit
Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:


                           MERCHANDISING SERVICES, INC.
                           GRAND UNION STORES, INC. OF VERMONT
                           GRAND UNION STORES OF NEW HAMPSHIRE, INC.
                           SPECIALTY MERCHANDISING SERVICES, INC.


                           By: /s/ Francis E. Nicastro
                              --------------------------------------
                              Name: Francis E. Nicastro
                              Title: C.V.P. Treasurer